Execution Version
                 FIRST AMENDMENT TO
     AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

    This FIRST AMENDMENT TO AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (this “Amendment”), effective as of July 1, 2023 (the “First Amendment Effective Date”), is made by and among Athene Co-Invest Reinsurance Affiliate Holding Ltd. (“ACRA HoldCo”), Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer (“ACRA”), ADIP Holdings (A), L.P., a Cayman Islands limited partnership (“ADIP A”), ADIP Holdings (B), L.P., a Cayman Islands limited partnership (“ADIP B”), ADIP Holdings (C), L.P., a Cayman Islands limited partnership (“ADIP C”), ADIP Holdings (D), L.P., a Cayman Islands limited partnership (“ADIP D”), ADIP Holdings (E), L.P., a Cayman Islands limited partnership (“ADIP E”) and ADIP Holdings (Lux), L.P., a Cayman Islands limited partnership (“ADIP Lux” and, together with ADIP A, ADIP B, ADIP C, ADIP D and ADIP E, the “Co- Investors” and each, a “Co-Investor”), Athene Life Re Ltd., a reinsurance company organized under the laws of Bermuda and Athene Asset L.P., a limited partnership organized under the laws of Bermuda (“AALP”). ACRA HoldCo, ACRA, the Co-Investors, ALRe and AALP are the “Parties” and each a “Party” to this Amendment.

                     WITNESSETH:

    WHEREAS, the Parties are parties to that certain Amended and Restated Shareholders Agreement effective as of December 31, 2021 (the “Shareholders Agreement”);

    WHEREAS, the Parties desire to amend the Shareholders Agreement as provided herein; and

    WHEREAS, pursuant to Section 4.5 of the Shareholders Agreement, the Shareholders Agreement may be amended by a written instrument duly executed by the proper officers of each party to the Shareholders Agreement.

    NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Parties hereby agree as follows:

    1.    Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the Shareholders Agreement.

    2.    Amendment.

    (a)    From and after the First Amendment Effective Date, Section 1.1 is hereby amended and restated to add the following defined term “ACRA 2 Entity”:

        ““ACRA 2 Entity” has the meaning set forth in the ACRA HoldCo Bye-laws.”

    (b)    From and after the First Amendment Effective Date, Section 1.1 is hereby amended and restated to add the following defined term “ACRA 2 Independent Director”:

        ““ACRA 2 Independent Director” has the meaning set forth in the ACRA HoldCo Bye-laws.”

    (c)    From and after the First Amendment Effective Date, the definition of “Affiliate” is hereby amended and restated in its entirety to read as follows:

        ““Affiliate” means, as to any Person, any Person which directly or indirectly                 controls, is controlled by, or is under common control with such Person. For purposes of this definition, “control” of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by ownership of voting stock, by contract or otherwise. For the avoidance of doubt, none of the following groups of Persons shall be considered “Affiliates” of each other for purposes of this Agreement: (a) Apollo and its Subsidiaries (including Athene and its Subsidiaries (including the ACRA 2 Entities)) or (b) the ACRA Investment Entities and their Subsidiaries.”

    (d)    From and after the First Amendment Effective Date, the definition of “Athene Group” is hereby amended and restated in its entirety to read as follows:

        ““Athene Group” means Athene and its Subsidiaries; provided, that (x) no other member of the Apollo Group, (y) none of the ACRA Investment Entities or any of their Subsidiaries or the ACRA 2 Entities (including, for the avoidance of doubt, ACRA HoldCo and its Subsidiaries) and (z) no Person employed by Athene, the Apollo Group, the ACRA Investment Entities, the ACRA 2 Entities, ISG or any of their respective Subsidiaries, shall be deemed to be a member of the Athene Group.”

    (e)    From and after the First Amendment Effective Date, the definition of “Independent Director” is hereby amended and restated in its entirety to read as follows:

        ““Independent Director” means any Director that does not have (and such Director’s immediate family members do not have) a material financial or other relationship with Athene or Apollo (or any of their Affiliates), as determined by the applicable ACRA Board, the HoldCo Board or a duly authorized committee thereof. Without limiting the foregoing, (a) no officer or employee of any ACRA Investment Entity or any of their respective Subsidiaries shall constitute an Independent Director, (b) no officer or employee of (i) any member of the Apollo Group described in clauses (i) through (v) of the definition of “Apollo Group” or (ii) Apollo or any of its Subsidiaries (excluding any Subsidiary that constitutes any portfolio company (or investment) of (A) an investment fund or other investment vehicle whose general partner, managing member or similar governing person is owned, directly or indirectly, by Apollo or by one or more of its Subsidiaries or (B) a managed account agreement (or similar arrangement) whereby Apollo or one or more of its Subsidiaries serves as general partner, managing member or in a similar governing position) shall constitute an Independent Director and (c) the fact that a Director serves as an ACRA 2 Independent Director does not disqualify such Director from being an Independent Director for purposes of this Agreement.”
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    3.     Miscellaneous.

    (a)    Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Shareholders Agreement shall remain in full force and effect in accordance with their respective terms and are hereby ratified or confirmed. This Amendment shall not constitute an amendment or waiver of any provision of the Shareholders Agreement except as expressly set forth herein. Upon the execution and delivery hereof, the Shareholders Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Shareholders Agreement, and this Amendment and the Shareholders Agreement shall henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Shareholders Agreement. As used in the Shareholders Agreement, the terms “this Agreement,” “herein,” “hereinafter,” “hereto,” and words of similar import shall mean and refer to, from and after the First Amendment Effective Date, unless the context requires otherwise, the Shareholders Agreement as amended by this Amendment.

    (b)    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an electronic copy of an executed counterpart of a signature page to this Amendment by email or facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

            [Remainder of Page Intentionally Left Blank]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the First Amendment Effective Date.

ATHENE CO-INVEST REINSURANCE AFFILIATE HOLDING LTD.
By:    /s/ Bradley Molitor

Name:    Bradley Molitor

Title:    SVP, Group Actuary

Signature Page to First Amendment to
Amended and Restated Shareholders Agreement

ATHENE CO-INVEST REINSURANCE AFFILIATE 1A LTD.
By:    /s/ Eric Henderson

Name:    Eric Henderson

Title:    Chief Risk Officer

Signature Page to First Amendment to
Amended and Restated Shareholders Agreement

ADIP HOLDINGS (A), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By:    /s/ Loretta Shaw-Lorello

Name:    Loretta Shaw-Lorello

Title:    Vice President

Signature Page to First Amendment to
Amended and Restated Shareholders Agreement

ADIP HOLDINGS (B), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By:    /s/ Loretta Shaw-Lorello

Name:    Loretta Shaw-Lorello

Title:    Vice President

Signature Page to First Amendment to
Amended and Restated Shareholders Agreement

ADIP HOLDINGS (C), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By:    /s/ Loretta Shaw-Lorello

Name:    Loretta Shaw-Lorello

Title:    Vice President

Signature Page to First Amendment to
Amended and Restated Shareholders Agreement

ADIP HOLDINGS (D), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By:    /s/ Loretta Shaw-Lorello

Name:    Loretta Shaw-Lorello

Title:    Vice President

Signature Page to First Amendment to
Amended and Restated Shareholders Agreement

ADIP HOLDINGS (E), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By:    /s/ Loretta Shaw-Lorello

Name:    Loretta Shaw-Lorello

Title:    Vice President

Signature Page to First Amendment to
Amended and Restated Shareholders Agreement

ADIP HOLDINGS (LUX), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By:    /s/ Loretta Shaw-Lorello

Name:    Loretta Shaw-Lorello

Title:    Vice President

Signature Page to First Amendment to
Amended and Restated Shareholders Agreement

ATHENE LIFE RE LTD.
By:    /s/ Fergus Daly

Name:    Fergus Daly

Title:    Chief Financial Officer

Signature Page to First Amendment to
Amended and Restated Shareholders Agreement

ATHENE ASSET L.P.
By:    Athene Life Re Ltd., its General Partner
By:    /s/ Natasha Scotland Courcy

Name:    Natasha Scotland Courcy

Title:    Chief Executive Officer

Signature Page to First Amendment to
Amended and Restated Shareholders Agreement